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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 17, 2001


                                  LIFEF/X, INC.
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             (Exact Name Of Registrant As Specified In Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

           0-25171                                  84-1385529
-------------------------------        ------------------------------------
  (Commission File Number)             (I.R.S. Employer Identification No.)



153 NEEDHAM STREET, BUILDING ONE, NEWTON, MASSACHUSETTS          02464
-------------------------------------------------------    --------------------
      (Address of Principal Executive Offices)                  (Zip Code)


                                   (617) 964-4200
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             (Registrant's Telephone Number, Including Area Code)


              8 CAMBRIDGE CENTER, CAMBRIDGE, MASSACHUSETTS
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       (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
------

     On December 17, 2001, Lifef/x, Inc. (the "Company") and Lifef/x Networks, Inc., its wholly owned subsidiary, entered into an agreement with Safeguard 2001 Capital, L.P., an affiliate of Safeguard Scientifics, Inc. (collectively, "Safeguard"), the Company's largest stockholder, relating to a senior secured loan facility in the aggregate principal amount of up to $4,000,000 (the "Loan Agreement"). Under the terms of the Loan Agreement, the funds may be drawn by the Company at certain scheduled intervals over a one year period only upon the satisfaction of certain terms and conditions. The facility bears interest at a rate of 12% per year, and is payable upon the earlier of January 1, 2003, the closing of an alternative financing transaction, or an event of default. The facility is secured by a perfected first priority security interest in the Company's assets.

     Pursuant to the Loan Agreement, Safeguard agreed to deliver to the Company for cancellation outstanding warrants to purchase an aggregate of 15,628,295 shares of the Company's common stock in exchange for a new warrant (the "Warrant") to purchase up to an aggregate of 42,410,619 shares of the Company's common stock at an exercise price of $.094316 per share. The shares subject to the Warrant vest in accordance with the aggregate funds advanced to the Company under the Loan Agreement, and have certain registration rights attached thereto.

     The foregoing discussion is qualified by reference to the full text of the exhibits to this report on Form 8-K, each of which is incorporated herein by reference in its entirety.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------


         (c) EXHIBITS

EXHIBIT NO.        DESCRIPTION
----------         ------------

2.1 Loan Agreement dated as of December 17, 2001 by and among Lifef/x, Inc., Lifef/x Networks, Inc. and Safeguard 2001 Capital, L.P.

2.2 Security Agreement dated as of December 17, 2001 by and among Lifef/x, Inc., Lifef/x Networks, Inc. and Safeguard 2001 Capital, L.P.

4.1 Warrant to Purchase Capital Stock of Lifef/x, Inc., dated as of December 17, 2001.

4.2 Investor Rights Agreement dated as of December 17, 2001 by and between Lifef/x, Inc. and Safeguard 2001 Capital, L.P.

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                                  EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION
-----------        -----------

2.1 Loan Agreement dated as of December 17, 2001 by and among Lifef/x, Inc., Lifef/x Networks, Inc. and Safeguard 2001 Capital, L.P.

2.2 Security Agreement dated as of December 17, 2001 by and among Lifef/x, Inc., Lifef/x Networks, Inc. and Safeguard 2001 Capital, L.P.

4.1 Warrant to Purchase Capital Stock of Lifef/x, Inc., dated as of December 17, 2001.

4.2 Investor Rights Agreement dated as of December 17, 2001 by and between Lifef/x, Inc. and Safeguard 2001 Capital, L.P.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 2, 2002             LIFE F/X, INC.



                                   By: /s/ LUCILLE S. SALHANY
                                      ----------------------------------
                                      Lucille S. Salhany
                                      Co-President and Chief Executive Officer